Net Income Per Ordinary Share - Reconciliation of Net Income Attributable to the Group Per the Statement of Operating Income and Net Income Used For Net Income Per Ordinary Share (Details) - $ / shares
12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Net income per ordinary share:
Basic (USD per share)	$ 9.60	$ 7.46	$ 6.20
Diluted (USD per share)	$ 9.53	$ 7.40	$ 6.13